Semiannual Report

Emerging Europe & Mediterranean Fund

April 30, 2001

T. Rowe Price

Report Highlights

Emerging Europe & Mediterranean Fund

o Emerging markets in Europe and the Mediterranean region fell in the six-month period ended April 30.

o Economic shocks in Turkey and weakening Israeli technology shares hurt performance, but the fund fared slightly better than its benchmark in the last six months.

o We emphasized the financial, information technology, and telecom services sectors. Our largest country allocations were Israel, Turkey, Russia, and Greece.

o We will continue looking for companies that offer the potential for sustainable long-term growth through economic cycles.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
--------------------------------------------------------------------------------

Fellow Shareholders

Emerging markets in Europe and the Mediterranean region declined in the six-month period ending April 30, 2001. Turkey suffered from a banking crisis and a currency devaluation; global technology shares continued to fall; and Central European equities were depressed by an economic slowdown in the European Union.

     The period ended on an optimistic note, however. Turkish stocks recovered sharply from their late-March lows as the government took measures to procure financial support from the International Monetary Fund (IMF). Israeli stocks also rebounded in April, reflecting their solid prospects despite a cyclical slowdown. In addition, Russian equities have been rising since the beginning of 2001 amid increased confidence in the Putin administration's reforms and continuing high prices of oil, Russia's main export.

Performance Comparison
--------------------------------------------------------------------------------

                                                              Since Inception
 Periods Ended 4/30/01                          6 Months             (8/31/00)
--------------------------------------------------------------------------------

 Emerging Europe &
 Mediterranean Fund                             -18.80%              -29.76%

 MSCI Emerging Europe
 and Middle East Index                          -19.28               -26.25

     The fund returned -18.80% in the six-month period ended April 30, 2001. Although this was certainly disappointing, the fund held up slightly better than its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Europe and Middle East Index, as shown in the table above. Since its inception on August 31, 2000, the fund fared somewhat worse than the index, hindered by weak results in the first two months of the fund's operation.

     For the six-month period, our holdings in telecommunications and software companies helped performance, but media and technology hardware positions detracted from results. Regarding country allocations, we were helped by strong performance in Russia and Poland, which we overweighted relative to the benchmark. Underweighting the Greek market, however, was a negative. Although the Greek market declined 9.1% (in dollar terms) in the last six months, it outperformed the index.

     On May 31, 2001, MSCI will remove Greece from the Emerging Europe and Middle East Index and add Egypt and Morocco. Over the next 12 months, MSCI will also change its method for determining the benchmark weights of companies in the index. The new method will penalize the weights of companies with a portion of shares that are unavailable for investment, such as those owned by governments.

     These benchmark changes will not greatly influence the portfolio. We are already underweighted in Greece because we generally do not believe Greek companies provide the high growth rates and valuation discounts found in other emerging countries. On the other hand, we do not plan to sell the fund's Greek holdings immediately after the index is changed. In fact, we may continue looking for investment opportunities related to the country's less-mature stage of economic development. National Bank of Greece is a good example. The Greek financial sector should grow quickly in the next several years as consumers take advantage of low European interest rates and increase their use of credit cards, mortgages, and other financial products. We feel the bank is well positioned to benefit from this growth, yet the stock trades at a discount to Western European financial institutions. The addition of Egypt and Morocco to the fund's benchmark is simply an acknowledgement of the investment opportunities in those countries. The fund already owns Egyptian stocks, including Egyptian
     Company for Mobile Services (Mobinil), a highly profitable cellular services provider with only one competitor, and Al Ahram Beverages, which brews alcoholic and nonalcoholic beer for distribution in Egypt and other Middle Eastern markets. When we compare Al Ahram to brewers in other emerging markets such as Mexico and Brazil, we find that its shares trade at an attractive discount given the company's near-monopoly of Egypt's alcoholic beverage market.


PORTFOLIO REVIEW

     Sector Diversification

     As you can see in the table on page 3, the fund's assets are concentrated in industries that we believe will benefit from rapid economic growth in emerging European and Mediterranean countries.

     Financial stocks represented 20.8% of fund assets-our largest sector commitment-as of April 30. The development of the financial sectors in our target markets provides some excellent investing opportunities we try to exploit. For example, the Czech bank Komercni Banka suffered in the past from an accumulation of bad loans related to failed

     Communist-era enterprises. The Czech government has committed substantial funds to cleaning up the loan books and privatizing the bank in 2001. We are optimistic that Komercni, as well as its main competitor Ceska Sporitelna, will be able to concentrate on basic banking-namely, providing credit to individuals and businesses-while paring overstaffed branch networks. Both banks rose during the last six months.

Industry Diversification
--------------------------------------------------------------------------------

                                                   Percent of Net Assets
                                                 10/31/00          4/30/01
--------------------------------------------------------------------------------

Financials                                       21.6%             20.8%

Information Technology                           18.3              16.8

Telecommunication Services                       17.6              14.5

Consumer Discretionary                           12.4              13.8

Health Care                                       8.3              10.4

Energy                                            9.0               9.3

Consumer Staples                                  3.8               4.5

Industrials                                       2.5               2.1

All Other                                         1.1               1.2

Reserves                                          5.4               6.6
--------------------------------------------------------------------------------

Total                                           100.0%            100.0%


     Information technology stocks composed 16.8% of the portfolio, and their performance was extremely volatile in our reporting period. Orbotech, an Israeli maker of inspection equipment for printed circuit boards and flat-panel monitors, fell 35% over the six-month period as capital spending slowed in the electronics industry. Despite a cyclical downturn, we are confident of the long-term growth prospects in Orbotech's markets. As electronic devices get smaller and more complicated, Orbotech's inspection equipment becomes critical to manufacturers. The company also benefits from PC users replacing heavy and energy-intensive cathode ray tube (CRT) displays with flat-panel monitors. The worldwide decline in business spending hit other companies severely, including Israel-based Nice Systems, a provider of audio and video digital recording equipment and advanced systems for call centers. In December 2000, it was one of the first technology companies to warn about business conditions. The stock lost 75% of its value during the six months ended April 30.

     By early spring, some technology stocks were selling at large discounts to their fair value. Check Point Software Technologies, also based in Israel, is a world leader in Internet security software. The company's stock had always appeared too expensive, even considering its high margins and excellent revenue growth. When the stock began to fall with the Nasdaq market in the U.S., we began purchasing and continued buying through March. In April, the stock doubled from its low and became the fund's largest holding.

     Telecommunication services stocks represented 14.5% of assets on April 30, our third largest sector allocation. Despite their generally poor worldwide performance over the past year, we believe there are still good opportunities in emerging markets, where there is less competition between service providers than in the U.S. and Western Europe. Additionally, companies in emerging markets have not spent huge sums on spectrum for advanced, or "third-generation," wireless data services, because they generally focus on providing basic voice services. A good example is Mobile Telesystems (MTS), a Russian cellular telephony provider. In the Moscow region (the country's most prosperous), MTS has a dominant market share and only one competitor with equivalent digital technology. There is plenty of room for growth, as less than 15% of the Moscow population has a mobile phone compared with 25% to 50% of the population in Central Europe. MTS rose 4% in the last six months.


Geographic Diversification
--------------------------------------------------------------------------------

Israel                              20

urkey                               17

Russia                              16

Greece                              14

Other & Reserves                    14

Hungary                              7

Poland                               6

Egypt                                6


     Mediterranean Region

     The Turkish market reacted strongly to negative economic developments and fell about 42% in the six months ending April 30. During 2000, the country had been adhering to an IMF plan to end chronically high inflation, but things began to go awry in November. The failure of a medium-sized bank revealed problems in the entire banking sector, especially among the country's many state-controlled banks. A $10 billion rescue package brought relief at the end of 2000, but within weeks investors grew impatient for banking sector reforms and faster privatization-key aims of the assistance package. In February, a high-profile disagreement between the president and prime minister spooked financial markets, and Turkey decided to let its currency, the lira, float freely to prevent a dangerous outflow of hard currency reserves. The lira quickly dropped 40% versus the U.S. dollar. Banking stocks fell sharply, including fund holdings Turkiye Garanti
     Bankasi and Yapi ve Kredi Bankasi. The media sector also declined on worries that the economy and advertising spending would suffer during the crisis. Fund holdings Dogan Yayin Holding, which owns newspaper and online publishing assets, and newspaper company Hurriyet Gazetecilik ve Matbaacilik lost more than half of their market value in February.

     We visited Turkey shortly after the devaluation and decided that the market had overreacted and that some stocks of companies we knew well looked inexpensive. In response, we added to our positions in Hurriyet and top retailer Migros Turk. When the initial panic subsided and it became clear that Turkey's strategic importance would grease the wheels for another financial assistance package, these shares recovered sharply. In fact, Hurriyet more than tripled in dollar terms from its post-devaluation low. We have since taken profits in Hurriyet and eliminated Migros Turk.

     Stocks in Israel tumbled nearly 44% in the last six months, as the tech-weighted market tracked the poor performance of Nasdaq-tradedtechnology shares. Political turmoil and terrorism have not seriously affected the stock market because the fighting does not alter the fundamentals of most Israeli companies (i.e., their sales are almost entirely outside of Israel). The Egyptian market fell more than 10% during the last six months. By maintaining an overvalued currency pegged to the U.S. dollar, the government seems unwilling to learn from the mistakes of other emerging markets in the past decade. Although we like several Egyptian companies, we are focused on those with strong balance sheets and little foreign exchange debt.

Market Performance
--------------------------------------------------------------------------------

Six Months                      Local      Local Currency                U.S.
Ended 4/30/01                Currency    vs. U.S. Dollars             Dollars
--------------------------------------------------------------------------------

Czech Republic                 -11.10%               5.58%             -6.13%

Egypt                           -6.81               -3.88              -10.43

Greece                         -12.82                4.27               -9.10

Hungary                        -19.60                3.04              -17.15

Israel (Nondomestic)           -43.91                0.12              -43.91

Poland                          -3.83               17.26               12.76

Russia                         -14.49               -3.62              -14.49

Turkey                          -2.80              -39.89              -41.58

Source: RIMES Online, using MSCI indices.


     Europe

     In Emerging Europe, stocks in Poland fell in local currency terms but rose almost 13% in dollar terms over the last six months. The Polish zloty strengthened because high real interest rates (adjusted for inflation) raised demand for the currency. Over the last half-year, we gradually cut back our positions in Poland, including Bank Pekao. Pekao has been successfully restructuring its business with the help of Italian partner Unicredito Italiano. It was a top performer for the fund, returning 68% over the time we held it, but by early spring we felt it had reached a full valuation. Stocks in Hungary and the Czech Republic fell 17% and 6%, respectively. Telecommunications stocks were particularly weak, including the former monopoly Matav in Hungary.

     In Russia, stocks faltered toward the end of 2000 but recovered strongly starting in January. Russia's fiscal and trade situations have been kept healthy by a steady stream of oil revenues, and investors are becoming more confident that President Putin is serious about reforming Russia's tax and legal systems. We believe that corporate governance is improving from a low base. One example is oil giant LUKoil, which for the first time published financial statements prepared according to U.S. Generally Accepted Accounting Principles (GAAP). These revealed profitability at higher levels than under Russian accounting standards. Better corporate governance helped drive the performance of mining company Norilsk Nickel, which rose 62% during the last six months. Investors decided that a major restructuring of the company had been communicated poorly but was ultimately beneficial to minority shareholders.


OUTLOOK

     The emerging markets of Europe and the Mediterranean region have not been immune to the global downturn in the technology sector. The most direct effects were felt in the fund's Israeli technology shares. While we cannot predict the general direction of technology stock prices, we know that bear markets do not last forever. We also know that Israeli companies with solid fundamentals are sometimes overlooked, so we will continue to invest in businesses with promising growth prospects, especially when falling stock prices give us an attractive entry point.

     We are optimistic about Russia. President Putin has capable advisers and has solidified his domestic power base. Further gains in corporate governance and further rationalization of taxation in Russia could increase the value of asset-rich resource companies. As for Central European markets, we are cautious. A slowdown in European Union economies is casting a shadow over the region in the near term. However, we will continue to seek investments with strong growth drivers that are not closely linked to regional economic growth. The Hungarian generic pharmaceutical companies EGIS and Gedeon Richter, which are growing sales through increased exports to Russia and the United States, are good examples.

     As always, we will focus on finding companies that offer the possibility of sustainable long-term growth through economic cycles, and we will attempt to invest in them when they are priced with attractive discounts.

     Respectfully submitted,

     John R. Ford
     President, T. Rowe Price International Funds, Inc.

     May 18, 2001


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                               Percent of
                                                               Net Assets
                                                                  4/30/01

     Check Point Software Technologies,                              9.5%

     National Bank of Greece, Greece                                 8.0

     Mobile Telesystems, Russia                                      6.0

     Antenna TV, Greece                                              6.0

     Hurriyet Gazetecilik ve Matbaacilik, Turkey                     5.9
     ---------------------------------------------------------------------------

     LUKoil, Russia                                                  5.0

     Surgutneftegaz, Russia                                          4.2

     Teva Pharmaceutical, Israel                                     3.8

     Turkiye Garanti Bankasi, Turkey                                 3.7

     EGIS, Hungary                                                   3.5
     ---------------------------------------------------------------------------

     Gedeon Richter, Hungary                                         3.2

     Komercni Banka, Czech Republic                                  3.0

     ComputerLand, Poland                                            2.9

     Yapi ve Kredi Bankasi, Turkey                                   2.6

     Anadolu Efes Biracilik ve Malt Sanayii, Turkey                  2.6
     ---------------------------------------------------------------------------

     Egyptian Company for Mobile Services
        (Mobinil, Egypt)                                             2.5

     Orbotech, Israel                                                2.3

     Elektrim Spolka Akcyjna, Poland                                 2.1

     Ceska Sporitelna, Czech Republic                                2.1

     Partner Communications, Israel                                  2.0
     ---------------------------------------------------------------------------

     Dogan Yayin Holding, Turkey                                     1.9

     Al Ahram Beverages, Egypt                                       1.7

     Orascom Telecom, Egypt                                          1.5

     Bezeq Israeli Telecommunication, Israel                         1.4

     Comarch, Poland                                                 1.3
     ---------------------------------------------------------------------------

     Total                                                          88.7%

Note: Table excludes reserves.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                      6 Months             8/31/00
                                         Ended             Through
                                       4/30/01            10/31/00

    NET ASSET VALUE

    Beginning
    of period                           $ 8.65             $ 10.00

    Investment activities

       Net investment
       income (loss)                     (0.03)*             (0.01)*

       Net realized and
        unrealized
        gain (loss)                      (1.59)              (1.34)

       Total from
        investment
        activities                       (1.62)              (1.35)

    Distributions

       Net realized gain                 (0.07)                --

    NET ASSET VALUE

    End of period                       $ 6.96              $ 8.65
                                        ------              ------

    Ratios/Supplemental Data

    Total return(diamond)               (18.80)%(diamond)   (13.50)%(diamond)

    Ratio of total
       expenses to average
       net assets                         1.75%!*             1.75%!*

    Ratio of net investment
       income (loss) to average
       net assets                        (0.86)%!*           (0.73)%!*

    Portfolio turnover rate               76.1%!              62.9%!

    Net assets, end of period
        (in thousand                   $21,481             $25,533


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized
* Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/02.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

Statement of Net Assets                                 Shares            Value
--------------------------------------------------------------------------------
                                                             In thousands

    CZECH REPUBLIC 5.1%

    Common Stocks 5.1%

    Ceska Sporitelna*                       78,359                       449

    Komercni Banka*                         26,876                       640

    Total Czech Republic
        (Cost $1,092)                                                  1,089


    EGYPT 6.3%

    Common Stocks 6.3%

    Al Ahram Beverages GDR (USD)*           37,523                       374

    EFG-Hermes Holding GDR (USD)*           29,614                       130

    Egyptian Company for
        Mobile Services (Mobilil)*          34,852*                      547

    Orascom Telecom GDR (USD)               86,797                       312

    Total Egypt (Cost $2,522)                                          1,363


    ESTONIA 1.1%

    Common Stocks 1.1%

    Eesti Telekom GDR (USD)                 18,171                       235

    Total Estonia (Cost $325)                                            235


    GREECE 14.0%

    Common Stocks 14.0%

    Antenna TV ADR (USD)*                   78,800                     1,282

    National Bank of Greece (EUR)           44,200                     1,722

    Total Greece (Cost $3,239)                                         3,004


    HUNGARY 7.4%

    Common Stocks 7.4%

    EGIS                                    25,441                       741

    Gedeon Richter GDR (USD)                12,276                       692

    OTP Bank GDR (USD)                       3,370                       159

    Total Hungary (Cost $1,931)                                        1,592


    ISRAEL 19.8%

    Common Stocks 19.8%

    Bezeq Israeli
        Telecommunication*                 216,039                       306

    Check Point Software
        Technologies (USD)*                 32,544                  $  2,041

    NICE Systems ADR (USD)                  14,960                       173

    Orbotech (USD) *                        14,209                       491

    Partner Communications ADR (USD)*       98,920                       428

    Teva Pharmaceutical ADR (USD)           15,060                       820

    Total Israel (Cost $6,215)                                         4,259


    POLAND  6.4%

    Common Stocks  6.4%

    Comarch*                                19,745                       286

    ComputerLand*                           25,514                       632

    Elektrim Spolka Akcyjna*                65,710                       456

    Total Poland (Cost $1,743)                                         1,374


    RUSSIA  16.4%

    Common Stocks  16.4%

    LUKoil ADR (USD)*                       25,508                     1,065

    Mobile Telesystems ADR (USD)*           45,231                     1,298

    Norilsk Nickel (USD)                    20,459                       256

    Surgutneftegaz ADR (USD                 75,010
                                                                         900

    Total Russia (Cost $4,171)                                         3,519


    TURKEY  16.9%

    Stocks  16.9%

    Anadolu Efes Biracilik
        ve Malt Sanayii*                11,120,857                       553

    Dogan Yayin Holding*               106,707,161                       414

    Hurriyet Gazetecilik ve
        Matbaacilik*                   241,437,246                     1,265

    Tansas*                              4,750,509                        44

    Turkiye Garanti Bankasi*           154,568,190                       796

    Yapi ve Kredi Bankasi*             122,138,165                       565

    Total Turkey (Cost $5,193)                                         3,637


    SHORT-TERM INVESTMENTS  5.7%

    Money Market Funds  5.7%

    T. Rowe Price Reserve
        Investment Fund 5.18%#           1,219,058                     1,219

    Total Short-Term Investments
        (Cost $1,219)                                                  1,219

    Total Investments in Securities

    99.1% of Net Assets (Coxt $27,650)                               $21,291

    Other Assets Less Liabilities                                        190

    NET ASSETS                                                       $21,481
                                                                     -------

    Net Assets Consist of:

    Accumulated net investment income -
    net of distributions                                                 (91)

    Accumulated net realized gain/loss -
        net of distributions                                          (2,516)

    Net unrealized gain (loss)                                        (6,359)

    Paid-in-capital applicable to
        3,084,343 shares of $0.01 par
        value capital stock outstanding;
        2,000,000,000 shares of the
        Corporation authxrized                                        30,447



    NET ASSETS                                                       $21,481
                                                                     -------

    NET ASSET VALUE PER SHARE                                        $ 6.96
                                                                     ------




         *        Non-income producing
         #        Seven-day yield
         ADR      American depository receipt
         GDR      Global depository receipt
         USD      U.S. dollar
         EUR      Euro

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                6 Months
                                                                   Ended
                                                                 4/30/01

     Investment Income (Loss)
     Income

       Dividend                                                  $    64

       Interest                                                       33

       Total income                                                   97

     Expenses

       Custody and accounting                                         68

       Shareholder servicing                                          57

       Investment management                                          38

       Legal and audit                                                14

       Registration                                                    9

       Prospectus and shareholder reports                              4

       Directors                                                       3

       Reimbursed to manager                                           1

       Total expenses                                                194

       Expenses paid indirectly                                       (1)

       Net expenses                                                  193

     Net investment income (loss)                                    (96)


     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)

       Securities                                                 (2,341)

       Foreign currency transactions                                (161)

       Net realized gain (loss)                                   (2,502)

     Change in net unrealized gain or loss

       Securities                                                 (2,327)

       Other assets and liabilities

       denominated in foreign currencies                               2

       Change in net unrealized gain or loss                      (2,325)

     Net realized and unrealized gain (loss)                      (4,827)

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                       $(4,923)
                                                                  -------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                             6 Months                8/31/00
                                             Ended                   Through
                                             4/30/01                 10/31/00

 Increase (Decrease) in Net Assets
 Operations

       Net investment income (loss)       $    (96)                 $    (32)

       Net realized gain (loss)             (2,502)                      197

       Change in net unrealized
        gain or loss                        (2,325)                   (4,034)

       Increase (decrease) in net
        assets from operations              (4,923)                   (3,869)

 Distributions to shareholders

       Net realized gain                      (211)                     --

 Capital share transactions*

       Shares sold                           2,884                    29,884

       Distributions reinvested                202                      --

       Shares redeemed                      (2,033)                     (483)

       Redemption fees received                 29                         1

       Increase (decrease) in net
        assets from capital
        share transactions                   1,082                    29,402

 Net Assets

 Increase (decrease) during period          (4,052)                   25,533
 Beginning of period                        25,533                    --

 End of period                             $21,481                   $25,533
                                           -------                   -------

*Share information

       Shares sold                             382                     3,008

       Distributions reinvested                 26                      --

       Shares redeemed                        (278)                      (54)

       Increase (decrease) in
        shares outstanding                     130                     2,954

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------
Unaudited                                                       April 30, 2001

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Europe & Mediterranean Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation

     Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation

     Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Redemption Fees

     The fund assesses a 2.0% fee on redemptions of fund shares held less than 12 months. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging  Markets

     At April 30, 2001, approximately 93% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $8,636,000 and $8,041,000, respectively, for the six months ended April 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $27,650,000. Net unrealized loss aggregated $6,359,000 at period-end, of which $686,000 related to appreciated investments and $7,045,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $4,000 was payable at April 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32% . The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through October 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.75%. Pursuant to this agreement, $80,000 of management fees were not accrued by the fund for the six months ended April 30, 2001. At April 30, 2001, unaccrued fees and other expenses in the amount of $129,000 remain subject to reimbursement by the fund through October 31, 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $100,000 for the six months ended April 30, 2001, of which $15,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 2.7% of the outstanding shares of the Emerging Europe and Mediterranean Fund at April 30, 2001. For the six months then ended, the fund was allocated $1,000 of Spectrum expenses.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $31,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Emerging Europe & Mediterranean Fund
--------------------------------------------------------------------------------

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
     markets.

     Investment Guides Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

Money Market FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

* Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T.Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

     Advisory Services, Retirement Resources

          T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          ADVISORY SERVICES*

          T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          RETIREMENT INFORMATION

          Planning and Informational Guides
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirement Readiness Guide
          Tax Considerations for Investors

          Insights Reports

          The Challenge of Preparing for Retirement

          Financial Planning After Retirement

          The Roth IRA: A Review


          * The services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. The services involve costs.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the
Internet www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
 www.troweprice.com/investorcenters

Baltimore Area

Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area

Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

T.Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.     F131-051  4/30/01